SUPPLEMENT DATED MARCH 30, 2015

TO THE PROSPECTUS FOR PACIFIC SELECT FUND

CLASS I AND P SHARES DATED MAY 1, 2014

This supplement revises the Pacific Select Fund Class I and P Shares prospectus dated May 1, 2014, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement apply to the Precious Metals Portfolio. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Notice of Liquidation of the Precious Metals Portfolio

On March 25, 2015, the Board of Trustees approved a plan of liquidation (“Plan”) for the Precious Metals Portfolio (the “Fund”), a series of Pacific Select Fund (“the Trust”), and submission of the Plan to the beneficial owners of the Fund, including contract owners of variable life insurance policies and variable annuity contracts who have selected the Fund for investment through those policies or contracts and therefore have a beneficial interest in shares of the Fund (“Beneficial Owners”). In approving the Plan, the Board considered several factors, including but not limited to the following: (a) the heightened volatility of the precious metals asset class which has negatively affected performance of the Fund; (b) the fact that the investment adviser of the Portfolio Optimization Portfolios, Pacific Life Fund Advisors LLC (the “Adviser”), has determined to remove the Fund from the Portfolio Optimization Portfolios, and that the Fund would therefore have less than $15 million in assets and would not be viable; (c) the current and expected size of the Fund; (d) the Adviser’s recommendation to liquidate the Fund; (e) the terms and conditions of the proposed Plan and (f) that the costs specifically incurred as a result of the proposed liquidation, other than transaction costs incurred in connection with the sale of Fund holdings to effect the liquidation of the Fund, will be paid by the Adviser. The liquidation of the Fund will occur only if the Plan is approved by Beneficial Owners. If approved, the liquidation of the Fund is expected to occur on or about October 30, 2015 (“Liquidation Date”). The insurance companies that sponsor the variable life insurance policies and variable annuity contracts for which the Fund serves as an investment vehicle have informed the Fund that any assets that remain in the Fund on the Liquidation Date will be reallocated to Class I shares of the Short Duration Bond Portfolio in accordance with instructions from the insurance companies.

Plan of Liquidation. Pursuant to the Plan, on the Liquidation Date, the Fund will distribute pro rata to its shareholders of record as of the close of business on the day prior to the Liquidation Date, all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Trust deem appropriate subject to ratification by the Board.

Transfers in and out of the Fund. At any time prior to the Liquidation Date, Beneficial Owners, including funds of funds of the Trust, may transfer out of the Fund consistent with the transfer provisions of the applicable variable life insurance or variable annuity product prospectus. The Adviser’s withdrawal of the Portfolio Optimization Portfolios’ investment in the Fund is expected to cause the Fund’s total annual fund operating expenses to increase for other Beneficial Owners remaining in the Fund. Though this increase is not anticipated to be in excess of 0.12%, it is possible that Fund expenses not covered by the expense limitation arrangement with the Adviser (as described in the Prospectus), if any, may cause total annual fund operating expenses for the Fund to increase further, though not significantly. Contract owners may transfer into any other available investment option under their policy or contract. Please see the Trust’s prospectus for information about other funds available for investment offered by the Trust. Please see your product prospectus for more information on transfers, including any restrictions on transfers into the Fund before the Liquidation Date.

Assuming the liquidation of the Fund occurs, all references to the Fund in the Prospectus will be deleted effective upon the Liquidation Date. Apart from the proxy materials, no further notification regarding the liquidation of this Fund will be sent, unless circumstances change from those described above.

Form No.	15-43128-00

PSFPM0315